NETLease Corporate Real Estate ETF
Schedule of Investments
as of May 31, 2024 (Unaudited)

COMMON STOCKS - 99.4%	Shares	Value
Finance and Insurance - 4.3%
Innovative Industrial Properties, Inc.	20,471	$2,206,364

Real Estate and Rental and Leasing - 95.1%(a)
Agree Realty Corporation	36,490	2,217,132
Alpine Income Property Trust, Inc.	59,698	936,065
Broadstone Net Lease, Inc.	134,484	2,064,329
EPR Properties	48,817	2,003,450
Essential Properties Realty Trust, Inc.	83,933	2,247,726
Four Corners Property Trust, Inc.	72,564	1,771,287
Gaming and Leisure Properties, Inc.	38,584	1,732,422
Getty Realty Corporation	76,078	2,100,514
Gladstone Commercial Corporation	161,979	2,330,878
Global Net Lease, Inc.	278,118	2,080,323
LXP Industrial Trust	231,550	1,968,175
NETSTREIT Corporation	119,287	2,069,629
NNN REIT, Inc.	98,563	4,116,976
One Liberty Properties, Inc.	90,189	2,116,736
Postal Realty Trust, Inc. - Class A	122,530	1,639,451
Realty Income Corporation	76,968	4,083,922
Safehold, Inc.	99,670	1,921,638
STAG Industrial, Inc.	107,981	3,785,814
VICI Properties, Inc.	133,996	3,847,025
W.P. Carey, Inc.	71,201	4,015,736
		49,049,228
TOTAL COMMON STOCKS (Cost $62,616,831)		51,255,592

SHORT-TERM INVESTMENTS - 0.6%
Money Market Funds - 0.6%	Shares
First American Government Obligations Fund - Class X, 5.24%(b)	293,950	293,950
TOTAL SHORT-TERM INVESTMENTS (Cost $293,950)		293,950

TOTAL INVESTMENTS - 100.0% (Cost $62,910,781)		$51,549,542
Other Assets in Excess of Liabilities - 0.0%(c)		11,321
TOTAL NET ASSETS - 100.0%		$51,560,863

Percentages are stated as a percent of net assets.

(a)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(b)	The rate shown represents the 7-day effective yield as of May 31, 2024.
(c)	Represents less than 0.05% of net assets.

Summary of Fair Value Disclosure at May 31, 2024 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. Accounting principles generally accepted in the United States of America ("U.S. GAAP") establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 -	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 -
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 -
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.

To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund's investments as of May 31, 2024:

NETLease Corporate Real Estate ETF
	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$51,255,592	$–	$–	$51,255,592
Money Market Funds	293,950	–	–	293,950
Total Investments	$51,549,542	$–	$–	$51,549,542

Refer to the Schedule of Investments for sector classifications.

During the period ended May 31, 2024, the Fund did not recognize any transfers to or from Level 3.